                                                                   EXHIBIT 10.41

================================================================================

                        FIRST AMENDMENT AND SUPPLEMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

                          Dated as of September 6, 2002

                                     Between

                THE PARTIES LISTED ON EXHIBIT A ATTACHED HERETO,
                                   as Borrower

                                       and

                LASALLE BANK NATIONAL ASSOCIATION, as Trustee for
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                        COMMERCIAL MORTGAGE PASS-THROUGH
                         CERTIFICATES SERIES 1999-WYN1,
                                    as Lender

================================================================================

                        FIRST AMENDMENT AND SUPPLEMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

          THIS FIRST AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of September 6, 2002 (this "First Amendment"), between LASALLE BANK NATIONAL ASSOCIATION, as Trustee for BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WYN1, assignee of BEAR, STEARNS FUNDING, INC., a Delaware corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("Lender"), and the Parties Listed on Exhibit A attached hereto, each having an address in care of Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207 (each, an "Individual Borrower" and collectively, "Borrower") amends that certain Amended and Restated Loan Agreement, dated as of November 5, 1999, between Lender and Borrower (the "Loan Agreement").

                              W I T N E S S E T H:

          WHEREAS, Lender loaned the original principal sum of $346,000,000 (the "Loan") to Borrower pursuant to the terms and conditions of the Loan Agreement and evidenced by that certain Promissory Note, dated June 29, 1999, made by Borrower in favor of Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to collectively as the "Note") and secured, in part, by the Mortgages; and

          WHEREAS, Borrower now wishes to amend the Loan Agreement, and Lender consents to such amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, Borrower and Lender hereby covenant, agree, represent and warrant that the Loan Agreement is hereby amended as follows:

          1. The following clause is hereby added to the end of Section 2.4.1(b) of the Loan Agreement immediately following the words "... the release of the Individual Property" and immediately preceding the period at the end of such
Section 2.4.1(b):

          "; provided, however, notwithstanding the foregoing to the contrary, if the Individual Property to be released is that certain Individual Property known as Doubletree Miami, located in Miami, Florida, then the Debt Service Coverage Ratio for all of the Properties then remaining subject to the Liens of the Mortgages for the twelve (12) full calendar months immediately preceding the release of such Individual Property shall be not less than the Debt Service Coverage Ratio for all the Properties securing the Loan (including such Individual Property) for the twelve (12) full calendar months immediately preceding the release of such Individual Property".

          2. Borrower hereby represents and warrants to Lender that as of the date hereof each of the representations and warranties made by Borrower in the Loan Documents is true, complete and accurate in all material respects as set forth therein (it being understood that any representation or warranty made as of a specified date shall only be required to be true and correct in all material respects as of such specified date).

          3. Except as specifically amended hereby, all terms, conditions, provisions and covenants contained in the Loan Agreement shall remain in full force and effect as written.

          4. Unless otherwise defined in this First Amendment, terms defined in the Loan Agreement or in any of the other Loan Documents shall have their defined meanings when used herein.

          5. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

          6. This First Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

          7. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws and any applicable law of the United States of America.

                         [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                              LENDER:

                              LASALLE BANK NATIONAL ASSOCIATION, as
                                  Trustee for BEAR STEARNS COMMERCIAL
                                  MORTGAGE SECURITIES INC. COMMERCIAL
                                  MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1999-WYN1


                              By: ORIX Capital Markets, LLC, its Servicer


                                  By: /s/ ANGELA NORRIS JOHNSON
                                      ------------------------------------------
                                  Name: Angela Norris Johnson
                                  Title: Portfolio Manager


                              BORROWER:

                              RAVINIA, LLC, a Delaware limited liability company


                              By: Ravinia Manager Corp., a Delaware
                                  corporation Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              DT-DES PLAINES, LLC, a Delaware limited
                                  liability company


                              By: DT-Des Plaines Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President

                              DT-MIAMI, L.P., a Delaware limited partnership

                              By: DT-Miami GP, LLC, a Delaware limited
                                  liability company, General Partner


                                  By: DT-Miami GP Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ JUDY HENDRICK
                                          --------------------------------------
                                          Name: Judy Hendrick
                                          Title: Vice President


                              DT-TALLAHASSEE, L.P., a Delaware limited
                                  partnership


                              By: DT-Tallahassee GP, LLC, a Delaware limited
                                  liability company, General Partner


                                  By: DT-Tallahassee GP Manager Corp., a
                                      Delaware corporation, Manager


                                      By: /s/ JUDY HENDRICK
                                          --------------------------------------
                                          Name: Judy Hendrick
                                          Title: Vice President


                              H-COLUMBUS, LLC, a Delaware limited liability
                                  company


                              By: H-Columbus Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President

                              H-DELMAR, LLC, a Delaware limited liability
                                  company


                              By: H-Delmar Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              H-CLEVELAND, LLC, a Delaware limited liability
                                  company


                              By: H-Cleveland Manager Corp., a Delaware
                                  corporation Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              HILT-HUNT, LLC, a Delaware limited liability
                                  company


                              By: Hilt-Hunt Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              H-GATEWAY, LLC, a Delaware limited liability
                                  company


                              By: H-Gateway Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President

                              R-HOUSTON, L.P., a Delaware limited partnership


                              By: R-Houston GP, LLC, a Delaware limited
                                  liability company, General Partner


                                  By: R-Houston GP Manager Corp., a Delaware
                                      corporation, Manager


                                      By: /s/ JUDY HENDRICK
                                          --------------------------------------
                                          Name: Judy Hendrick
                                          Title: Vice President


                              MAR-TY, LLC, a Delaware limited liability company


                              By: Mar-Ty Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              W-BUTTES, LLC, a Delaware limited liability
                                  company


                              By: W-Buttes Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              W-EMERALD, LLC, a Delaware limited liability
                                  company


                              By: W-Emerald Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President

                              W-FRANKLIN, L.P., a Delaware limited partnership


                              By: W-Franklin GP, LLC, a Delaware limited
                                  liability company, General Partner


                                  By: W-Franklin GP Manager Corp., a
                                      Delaware corporation, Manager


                                      By: /s/ JUDY HENDRICK
                                          --------------------------------------
                                          Name: Judy Hendrick
                                          Title: Vice President


                              W-INDIANA, LLC, a Delaware limited liability
                                  company


                              By: W-Indiana Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              W-COLINAS, L.P., a Delaware limited partnership


                              By: W-Colinas GP, LLC, a Delaware limited
                                  liability company, General Partner


                                  By: W-Colinas GP Manager Corp., a
                                      Delaware corporation, Manager


                                      By: /s/ JUDY HENDRICK
                                          --------------------------------------
                                          Name: Judy Hendrick
                                          Title: Vice President


                              W-NOVI, LLC, a Delaware limited liability company


                              By: W-Novi Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President

                              W-PLEASANTON, LLC, a Delaware limited liability
                                  company


                              By: W-Pleasanton Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              W-SCHAUMBURG, LLC, a Delaware limited liability
                                  company


                              By: W-Schaumburg Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              W-WOOD DALE, LLC, a Delaware limited liability
                                  company


                              By: W-Wood Dale Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President


                              W-BEL AGE, LLC, a Delaware limited liability
                                  company


                              By: W-Bel Age Manager Corp., a Delaware
                                  corporation, Manager


                                  By: /s/ JUDY HENDRICK
                                      ------------------------------------------
                                      Name: Judy Hendrick
                                      Title: Vice President

                              INDEMNITOR:

                              WYNDHAM INTERNATIONAL, INC., a Delaware
                                  corporation


                              By: /s/ JUDY HENDRICK
                                  ----------------------------------------------
                                  Name: Judy Hendrick
                                  Title: Vice President

                                    EXHIBIT A

                              INDIVIDUAL BORROWERS

INDIVIDUAL BORROWER                                         PROPERTY
Ravinia, LLC, a Delaware limited liability company          Crowne Plaza Ravinia
DT-Tallahassee, L.P., a Delaware limited partnership        Doubletree Hotel Tallahassee
DT-Miami, L.P., a Delaware limited partnership              Doubletree Miami
DT-Des Plaines, LLC, a Delaware limited liability company   Doubletree Chicago
W-Franklin, L.P., a Delaware limited partnership            Wyndham Garden Franklin
R-Houston, L.P., a Delaware limited partnership             Radisson Suites Houston
Hilt-Hunt, LLC, a Delaware limited liability company        Huntington Hilton
H-Gateway, LLC, a Delaware limited liability company        Hilton Newark Gateway
H-Cleveland LLC, a Delaware limited liability company       Hilton Inn Cleveland
W-Emerald, LLC, a Delaware limited liability company        Wyndham Emerald Plaza
H-Delmar, LLC, a Delaware limited liability company         Hilton Del Mar
W-Colinas, L.P., a Delaware limited partnership             Wyndham Garden Las Colinas
H-Columbus, LLC, a Delaware limited liability company       Hilton Columbus
W-Pleasanton, LLC, a Delaware limited liability company     Wyndham Garden Pleasanton
Mar-Ty, LLC, a Delaware limited liability company           Troy Marriott
W-Indiana, LLC, a Delaware limited liability company        Wyndham Garden Indianapolis
W-Buttes, LLC, a Delaware limited liability company         Wyndham Buttes
W-Schaumburg, LLC, a Delaware limited liability company     Wyndham Garden Schaumburg
W-Wood Dale, LLC, a Delaware limited liability company      Wyndham Garden Wood Dale
W-Novi, LLC, a Delaware limited liability company           Wyndham Garden Novi
W-Bel Age, LLC, a Delaware limited liability company        Wyndham Bel Age

                                    EXH. A-1